Share capital and warrants - Summary of Accumulated other comprehensive income (loss) (Detail) - USD ($) $ in Thousands	Nov. 30, 2021	Nov. 30, 2020
Accumulated other comprehensive income	$ (44)	$ (481)
Unrealized losses on FVOCI financial assets, net of tax
Accumulated other comprehensive income	(195)	2
Cumulative exchange difference on translation of foreign operations
Accumulated other comprehensive income	$ 151	$ (483)